ETF MANAGERS TRUST 30 Maple Street, 2nd Floor Summit, New Jersey 07901

NOTICE OF ADJOURNMENT OF HACK MEETING
WE NEED YOUR HELP

Dear Shareholder,

We still need your help. Today the Special Meeting of Shareholders of your ETF (ticker symbol: HACK) was adjourned until November 6th to provide shareholders who have yet to cast their proxy vote with more time to do so. Our records indicate that you still have not cast your proxy voting instructions. It is critical that we receive your response so that we may proceed with the important business of the fund.

PLEASE take a moment to cast your vote TODAY. We wish to avoid any further costs associated with following up on this matter.

As discussed in more detail in the Combined Proxy Statement and Prospectus, all shareholders of ETFMG Prime Cyber Security ETF (“HACK”) are being asked to consider and vote to approve an Agreement and Plan of Reorganization to reorganize your existing Fund into the ISE Cyber Security ETF. The proposed Reorganization is expected to result in a lower expense ratio for your investment in the Fund. The new Fund will have an investment objective and strategy that continue the investment theme of your current Fund. Additionally, the Reorganization will not result in any changes in service providers that execute the essential functions of administration, accounting, custody, and transfer agency. The Board of Trustees of ETF Managers Trust believes that the proposal is in the best interests of shareholders and recommends that shareholders vote “FOR” the proposal.

For more information, please refer to the proxy statement, which can be found at vote.proxyonline.com/hackipay/docs. If you have any proxy related questions, please call 1-866-811-1442 for assistance. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time. We very much appreciate your attention to this matter.

Sincerely,
Matthew Bromberg, Assistant Secretary, ETF Managers Trust

Three convenient voting methods…
1. Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).
2. Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.
3. Vote by mail: You may cast your vote by signing, dating, and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

OBO

ETF MANAGERS TRUST 30 Maple Street, 2nd Floor Summit, New Jersey 07901

NOTICE OF ADJOURNMENT OF HACK MEETING
WE NEED YOUR HELP

Dear Shareholder,

We still need your help. Today the Special Meeting of Shareholders of your ETF (ticker symbol: HACK) was adjourned until November 6th to provide shareholders who have yet to cast their proxy vote with more time to do so. Our records indicate that you still have not cast your proxy voting instructions. It is critical that we receive your response so that we may proceed with the important business of the fund.

PLEASE take a moment to cast your vote TODAY. We wish to avoid any further costs associated with following up on this matter.

As discussed in more detail in the Combined Proxy Statement and Prospectus, all shareholders of ETFMG Prime Cyber Security ETF (“HACK”) are being asked to consider and vote to approve an Agreement and Plan of Reorganization to reorganize your existing Fund into the ISE Cyber Security ETF. The proposed Reorganization is expected to result in a lower expense ratio for your investment in the Fund. The new Fund will have an investment objective and strategy that continue the investment theme of your current Fund. Additionally, the Reorganization will not result in any changes in service providers that execute the essential functions of administration, accounting, custody, and transfer agency. The Board of Trustees of ETF Managers Trust believes that the proposal is in the best interests of shareholders and recommends that shareholders vote “FOR” the proposal.

For more information, please refer to the proxy statement, which can be found at vote.proxyonline.com/hackipay/docs. If you have any proxy related questions, or would like to cast your proxy vote by phone, please call 1-866-811-1442 for assistance. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time. We very much appreciate your attention to this matter.

Sincerely,
Matthew Bromberg, Assistant Secretary, ETF Managers Trust

Four convenient voting methods…
1. Vote by Phone with a Representative: You may cast your vote by telephone with a proxy representative by calling toll-free 1-866-811-1442. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time.
2. Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).
3. Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.
4. Vote by mail: You may cast your vote by signing, dating, and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.
NOBO

ETF MANAGERS TRUST 30 Maple Street, 2nd Floor Summit, New Jersey 07901

NOTICE OF ADJOURNMENT OF IPAY MEETING
WE NEED YOUR HELP

Dear Shareholder,

We still need your help. Today the Special Meeting of Shareholders of your ETF (ticker symbol: IPAY) was adjourned until November 6th to provide shareholders who have yet to cast their proxy vote with more time to do so. Our records indicate that you still have not cast your proxy voting instructions. It is critical that we receive your response so that we may proceed with the important business of the fund.

PLEASE take a moment to cast your vote TODAY. We wish to avoid any further costs associated with following up on this matter.

As discussed in more detail in the Combined Proxy Statement and Prospectus, all shareholders of ETFMG Prime Mobile Payments ETF (“IPAY”) are being asked to consider and vote to approve an Agreement and Plan of Reorganization to reorganize your existing Fund into the ISE Mobile Payments ETF. The proposed Reorganization is expected to result in a lower expense ratio for your investment in the Fund. The new Fund will have an investment objective and strategy that continue the investment theme of your current Fund. Additionally, the Reorganization will not result in any changes in service providers that execute the essential functions of administration, accounting, custody, and transfer agency. The Board of Trustees of ETF Managers Trust believes that the proposal is in the best interests of shareholders and recommends that shareholders vote “FOR” the proposal.

For more information, please refer to the proxy statement, which can be found at vote.proxyonline.com/hackipay/docs. If you have any proxy related questions, please call 1-866-811-1442 for assistance. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time. We very much appreciate your attention to this matter.

Sincerely,
Matthew Bromberg, Assistant Secretary, ETF Managers Trust

Three convenient voting methods…
1. Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).
2. Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.
3. Vote by mail: You may cast your vote by signing, dating, and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

OBO

ETF MANAGERS TRUST 30 Maple Street, 2nd Floor Summit, New Jersey 07901

NOTICE OF ADJOURNMENT OF IPAY MEETING
WE NEED YOUR HELP

Dear Shareholder,

We still need your help. Today the Special Meeting of Shareholders of your ETF (ticker symbol: IPAY) was adjourned until November 6th to provide shareholders who have yet to cast their proxy vote with more time to do so. Our records indicate that you still have not cast your proxy voting instructions. It is critical that we receive your response so that we may proceed with the important business of the fund.

PLEASE take a moment to cast your vote TODAY. We wish to avoid any further costs associated with following up on this matter.

As discussed in more detail in the Combined Proxy Statement and Prospectus, all shareholders of ETFMG Prime Mobile Payments ETF (“IPAY”) are being asked to consider and vote to approve an Agreement and Plan of Reorganization to reorganize your existing Fund into the ISE Mobile Payments ETF. The proposed Reorganization is expected to result in a lower expense ratio for your investment in the Fund. The new Fund will have an investment objective and strategy that continue the investment theme of your current Fund. Additionally, the Reorganization will not result in any changes in service providers that execute the essential functions of administration, accounting, custody, and transfer agency. The Board of Trustees of ETF Managers Trust believes that the proposal is in the best interests of shareholders and recommends that shareholders vote “FOR” the proposal.

For more information, please refer to the proxy statement, which can be found at vote.proxyonline.com/hackipay/docs. If you have any proxy related questions, or would like to cast your proxy vote by phone, please call 1-866-811-1442 for assistance. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time. We very much appreciate your attention to this matter.

Sincerely,
Matthew Bromberg, Assistant Secretary, ETF Managers Trust

Four convenient voting methods…
1. Vote by Phone with a Representative: You may cast your vote by telephone with a proxy representative by calling toll-free 1-866-811-1442. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time.
2. Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).
3. Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.
4. Vote by mail: You may cast your vote by signing, dating, and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.
NOBO